    As filed with the Securities and Exchange Commission on September 7, 2001
                                                      Registration No. 333-
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                             ----------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                                 STELLENT, INC.
             (Exact name of Registrant as specified in its charter)

                MINNESOTA                                 41-1652566
     (State or other jurisdiction of                   (I.R.S. Employer
      incorporation or organization)                  Identification No.)

        7777 GOLDEN TRIANGLE DRIVE                           55344
         EDEN PRAIRIE, MINNESOTA                           (Zip Code)
 (Address of principal executive offices)

                                 STELLENT, INC.
                            2000 STOCK INCENTIVE PLAN
                            (Full title of the plan)

                                 Greg A. Waldon
                             Chief Financial Officer
                                 Stellent, Inc.
                           7777 Golden Triangle Drive
                          Eden Prairie, Minnesota 55344
                     (Name and address of agent for service)

                                 (952) 903-2000
         (Telephone number, including area code, of agent for service)

                             ----------------------

                                    copy to:

                                   Kris Sharpe
                               Faegre & Benson LLP
                             2200 Wells Fargo Center
                             90 South Seventh Street
                          Minneapolis, Minnesota 55402

                            ------------------------

                         CALCULATION OF REGISTRATION FEE

====================================================================================================================
                                                   Proposed
       Title of               Amount               maximum              Proposed maximum            Amount of
     securities to             to be            offering price         aggregate offering          Registration
     be registered          registered          per share (1)               price (1)                  fee
--------------------------------------------------------------------------------------------------------------------
     Common Stock,           1,100,000
    $.01 par value            shares                $19.98                 $21,978,000               $5,494.50
====================================================================================================================

(1) Estimated solely for the purpose of determining the registration fee pursuant to the provisions of Rule 457(h)(1) under the Securities Act of 1933, as amended, based on the average of the high and low sale prices per share of the Registrant's Common Stock as quoted on the Nasdaq National Market on September 6, 2001.


================================================================================

                                 STELLENT, INC.

                                EXPLANATORY NOTE

         This Registration Statement on Form S-8 is being filed for the purpose of registering an additional 1,100,000 shares of the Registrant's Common Stock to be issued pursuant to the Registrant's 2000 Stock Incentive Plan, as amended and restated (the "Plan"). The Registration Statement previously filed with the Commission relating to the Plan (File No. 333-47214) is incorporated by reference herein.

                                    EXHIBITS

          Exhibit                                   Description
          -------                                   -----------
            4.1            Amended and Restated Articles of Incorporation, as amended.(1)

            4.2            Amended and Restated Bylaws.(2)

            5              Opinion of Faegre & Benson LLP as to the legality of the shares being registered.

           23.1            Consent of Faegre & Benson LLP (contained in Exhibit 5 to this Registration Statement).

           23.2            Consent of Grant Thornton LLP.

           24              Powers of Attorney (included on page 2 of this Registration Statement).

           99              Stellent, Inc. 2000 Stock Incentive Plan, as amended and restated.(3)

-------------------
(1) Incorporated herein by reference to Exhibit 3.1 to the Company's Current Report on Form 8-K filed August 30, 2001 (File No. 0-19817).

(2) Incorporated by reference to Exhibit A to the Company's Definitive Proxy Statement on Schedule 14A, filed with the Commission on July 22, 1997 (File No. 0-19817).

(3) Incorporated by reference to Exhibit B to the Company's Definitive Proxy Statement on Schedule 14A, filed with the Commission on July 27, 2001 (File No. 0-19817).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eden Prairie, State of Minnesota, on September 7, 2001.

                                       STELLENT, INC.


                                       By  /s/ Gregg A. Waldon
                                         ---------------------------------------
                                           Gregg A. Waldon
                                           Chief Financial Officer, Treasurer
                                           and Secretary


                                POWER OF ATTORNEY


     Each of the undersigned hereby appoints Vernon J. Hanzlik and Gregg A. Waldon, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, any and all amendments and exhibits to this Registration Statement and any and all applications, instruments and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons, representing a majority of the Board of Directors, in the capacities indicated on September 7, 2001.

                      Signature                                                   Title
                      ---------                                                   -----
 /s/ Vernon J. Hanzlik                                      President and Chief Executive Officer (Principal
------------------------------------------------------      Executive Officer and Director)
                  Vernon J. Hanzlik


 /s/ Gregg A. Waldon                                        Chief Financial Officer, Treasurer and Secretary
------------------------------------------------------      (Principal Financial Officer and Principal Accounting
                   Gregg A. Waldon                          Officer)


 /s/ Robert F. Olsen                                        Chairman of the Board of Directors
------------------------------------------------------
                   Robert F. Olsen


 /s/ Kenneth H. Holec                                       Director
------------------------------------------------------
                  Kenneth H. Holec


 /s/ Steven C. Waldron                                      Director
------------------------------------------------------
                  Steven C. Waldron


 /s/ Michael W. Ferro, Jr.                                  Director
------------------------------------------------------
                Michael W. Ferro, Jr.

                                INDEX TO EXHIBITS


                                                                                                       Method
   Exhibit                                       Description                                          of Filing
   -------                                       -----------                                          ---------
     4.1             Amended and Restated Articles of Incorporation, as amended (1)...........      Incorporated by
                                                                                                    Reference
     4.2             Amended and Restated Bylaws (2)..........................................      Incorporated by
                                                                                                    Reference
     5               Opinion of Faegre & Benson LLP as to the legality of the shares
                     being registered.........................................................      Electronic
                                                                                                    Transmission
    23.1             Consent of Faegre & Benson LLP (contained in Exhibit 5 to this
                     Registration Statement)

    23.2             Consent of Grant Thornton LLP............................................      Electronic
                                                                                                    Transmission
    24               Powers of Attorney (included on page 2 of this Registration Statement)

    99               Stellent, Inc. 2000 Stock Incentive Plan, as amended and restated (3)....      Incorporated by
                                                                                                    Reference

--------------------
(1) Incorporated herein by reference to Exhibit 3.1 to the Company's Current Report on Form 8-K filed August 30, 2001 (File No. 0-19817).

(2) Incorporated by reference to Exhibit A to the Company's Definitive Proxy Statement on Schedule 14A, filed with the Commission on July 22, 1997 (File No. 0-19817).

(3) Incorporated by reference to Exhibit B to the Company's Definitive Proxy Statement on Schedule 14A, filed with the Commission on July 27, 2001 (File No. 0-19817).